Exhibit 10.2

THIS NOTE, THE SHARES OF SERIES B CONVERTIBLE PREFERRED STOCK ISSUABLE UPON CONVERSION OF THIS NOTE AND THE SHARES OF COMMON STOCK THAT ARE ISSUABLE UPON CONVERSION OF SUCH SHARES OF SERIES B CONVERTIBLE PREFERRED STOCK HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS.  NEITHER THIS NOTE NOR SUCH SHARES OF COMMON STOCK MAY BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUING CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

Principal Amount: $______________	Issue Date: January 4, 2011

CONVERTIBLE PROMISSORY NOTE DUE FEBRUARY 29, 2012

FOR VALUE RECEIVED, ThermoEnergy Corporation, a Delaware corporation (the “Borrower”), hereby promises to pay to the order of ____________________ (the “Holder”), the sum of ____________________ ($___________) in installments as herein provided.

This Note is issued pursuant to the terms of an Note Amendment and Forbearance Agreement dated as of January 4, 2011 by and between the Borrower and the Holder (the “Amendment Agreement”) and is subject to the provisions of, and entitled to the benefits of, the Amendment Agreement.  The Borrower’s obligations under this Note are secured by the grant to Spencer Trask Specialty Group LLC (as agent for itself and other creditors of the Borrower, including the Holder) (the “Agent”) of a security interest in all of the issued and outstanding equity securities of CASTion Corporation, a Massachusetts corporation (“CASTion”), held by the Borrower, pursuant to a Stock Pledge Agreement dated as of July 2, 2007 among the Borrower, the Agent, the Holder, certain other creditors of the Borrower (the “Pledge Agreement”) and the holder of this Note is entitled to the benefits of the Pledge Agreement.  (This Note and the other promissory notes of like tenor issued in series herewith and secured by the Pledge Agreement are herein referred to as the “Notes”).

Interest on the outstanding principal balance shall accrue at the rate of ten percent (10%) per annum, computed on the basis of a 360-day year, using the number of days actually elapsed.

Principal and interest shall be payable in fourteen (14) consecutive monthly payments of _________________ ($_______________) each, commencing on January 31, 2011 and continuing on the last day of each and every month thereafter, to and including February 29, 2012 (the “Maturity Date”), when the outstanding balance hereof, plus any accrued interest and charges, shall be due and payable in full.   Payments shall first be applied toward accrued and unpaid interest and the balance, if any, shall be applied against principal.

UPON MATURITY OF THIS NOTE OR UPON AN EVENT OF DEFAULT (AS DEFINED BELOW), INTEREST SHALL ACCRUE ON THE PRINCIPAL BALANCE AND OVERDUE INTEREST AT EIGHTEEN PERCENT (18%) PER ANNUM UNTIL SUCH PRINCIPAL AND OVERDUE INTEREST SHALL BE PAID IN FULL.

The Holder shall have the right at any time and from time to time until the principal and interest on this Note shall have been paid in full, to convert all or any portion of the principal and any interest due under this Note into shares of the Borrower’s Series B Convertible Preferred Stock, par value $0.01 per share (the “Preferred Stock”).  If the Holder exercises its right of conversion, the Holder shall give the Borrower a Notice of Conversion in the form annexed to this Note, setting forth the amount of principal and interest which the Holder is converting into Preferred Stock (the “Conversion Amount”) at a price of $2.40 per share, subject to equitable adjustment in the event of a stock split, combination, reverse split affecting the outstanding shares of Preferred Stock (the “Conversion Price”).  The date of such notice is referred to as the Conversion Date. Upon delivery to the Borrower of a completed Notice of Conversion, the Borrower shall deliver, within five (5) business days after the Conversion Date (such fifth day being the “Delivery Date”) to the Holder a certificate for that number of shares of Preferred Stock into which the Conversion Amount is being converted.

In the event, on or before July 5, 2011 [the business day immediately following the date that is 6 months after the date of the note], the Borrower makes any payments of principal or accrued interest on this Note, then simultaneously with the making of such payment a portion of the principal and accrued and unpaid interest on this Note in an amount equal to the amount of such payment shall automatically convert into shares of the Preferred Stock at a price per share equal to the Conversion Price.

In the event that (i) the closing price of the Borrower’s Common Stock, par value $0.001 per share (the “Common Stock”) for twenty (20) consecutive trading days on the principal trading market on which the Common Stock is listed or traded, or if the Common Stock is not listed on a trading market, in the over-the-counter market, as reported by the OTC Bulletin Board, or if the Common Stock is not then listed on a trading market or quoted on the OTC Bulletin Board, as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding to its functions of reporting prices) equals or exceeds $0.72 per share and (ii) the daily average trading volume of the Common Stock exceeds 30,000 shares for twenty (20) consecutive trading days, then upon notice from the Borrower to the Holder, given at any time thereafter, the entire principal amount of this Note then outstanding, plus all accrued and unpaid interest thereon, shall automatically convert into shares of Preferred Stock at the Conversion Price. In the event of a stock split, combination, reverse split or similar event affecting the outstanding shares of Common Stock, the references in this paragraph to closing price and trading volume shall be adjusted equitably.

Except to the extent that the entire unpaid principal balance of this Note is being presented for conversion, the Holder shall not be required to present this Note in order to effect conversion, and the Holder shall maintain a ledger setting forth each conversion of principal and interest on this Note and such ledger shall, absent manifest error, be deemed to be binding and conclusive on the Borrower.  In the event of any partial conversion of this Note, the amount so converted shall be charged first against accrued and unpaid interest and the balance, if any, shall be charged against principal.

Upon conversion of all or any portion of the principal and accrued interest on this Note, the Borrower will issue to the Holder a five-year Common Stock Purchase Warrant (in substantially the form attached hereto as Exhibit B) for the purchase, at an exercise price of $0.30 per share, of that number of shares of Common Stock determined by dividing (i) 200% of the amount of principal and interest so converted by (ii) $0.30.

This Note may be prepaid in whole or in part at any time upon not fewer than fifteen (15) days’ prior written notice to the Holder (during which 15-day period the Holder may elect to convert any or all of the principal and any interest due under this Note into shares of Preferred Stock pursuant to the sixth paragraph of this Note), without premium or penalty.  In the case of partial prepayments, all amounts shall first be applied toward accrued and unpaid interest and the balance, if any, shall be applied against principal.

Except as otherwise set forth herein, not later than the Delivery Date, the Borrower shall deliver to the Holder a certificate or certificates representing the number of shares of Preferred Stock being acquired upon the conversion of this Note (which certificate or certificates shall bear a legend indicating that such shares have been issued in reliance on an exemption from the registration requirements of the Securities Act of 1933 (the “Securities Act”) and may not be sold, transferred or otherwise disposed of except pursuant to an effective registration statement under the Securities Act or in reliance on an exemption to the registration requirements of the Securities Act), and (b) a bank check in the amount of accrued and unpaid interest on the portion of the Note being converted unless the Holder converts such interest into Preferred Stock.  If in the case of any Notice of Conversion such certificate or certificates are not delivered to or as directed by the applicable Holder by the Delivery Date, the Holder shall be entitled to elect by written notice to the Borrower at any time on or before its receipt of such certificate or certificates thereafter, to rescind such conversion, in which event the conversion shall be deemed void ab initio.

The Borrower’s obligations to issue and deliver the Preferred Stock upon conversion of this Note in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Borrower or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Borrower to the Holder in connection with the issuance of such shares.  In the event the Holder shall elect to convert any or all of this Note, The Borrower may not refuse conversion based on any claim that such Holder or any one associated or affiliated with the Holder of has been engaged in any violation of law, agreement or for any other reason unless an injunction from a court, on notice, restraining and or enjoining conversion of all or part of this Note shall have been sought and obtained.  In the absence of an injunction precluding the same, the Borrower shall issue the Preferred Stock or, if applicable, cash, upon a properly noticed conversion. Upon a conversion hereunder, the Borrower shall not be required to issue stock certificates representing fractions of shares of the Preferred Stock. All fractional shares shall be carried forward and any fractional shares which remain after a Holder converts all of this Note shall be rounded up to the next whole number of shares.

The entire unpaid principal amount of this Note, together with interest thereon shall, on written notice from the Holder, forthwith become and be due and payable if any one or more Events of Default shall have occurred (for any reason whatsoever and whether such happening shall be voluntary or involuntary or be affected or come about by operation of law pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) and be continuing.

The occurrence of any one or more of the following events or conditions shall constitute an “Event of Default” under this Note:

(i)  Borrower’s failure to make any payment of principal or interest or any other sums within five (5) days of the date when due on this Note; or

(ii)  Any representation or warranty or other statement made or furnished to the Holder by or on behalf of the Borrower in the Amendment Agreement or in any document or instrument furnished in connection with the Purchase Agreement (including the Pledge Agreement) proves to have been false or misleading in any material respect when made or furnished; or

(iii)  Breach of or failure in the due observance or performance in any material respect of any covenant, condition or agreement on the part of the Borrower to be observed or performed pursuant to this Note or any other agreement between the Borrower and the Holder (including the Amendment Agreement and the Pledge Agreement) and (if curable) the failure to cure any such breach or failure within ten (10) days after receipt of written notice thereof from the Holder; or

(iv)  Merger of CASTion with or into any other entity (including without limitation the Borrower), or the Borrower’s failure to maintain the separate corporate existence of CASTion; or

(v)  Any transfer, by operation of law or otherwise, of any equity interests of or in CASTion, or any issuance of any equity interests of or in CASTion, to any person or entity other than a wholly-owned subsidiary of the Borrower; or the sale or other transfer by CASTion of any substantial portion of its assets other than inventory sold in the ordinary course of business; or the granting by CASTion of any pledge of, security interest or mortgage on any of its assets; or

(vi)  If the Borrower shall (a) apply for or consent to the appointment of a receiver, trustee or liquidator of all or a substantial part of any of its assets; (b) be unable, or admit in writing its inability, to pay its debts as they mature; (c) file or permit the filing of any petition, case arrangement, reorganization, or the like under any insolvency or bankruptcy law, or the adjudication of it as a bankrupt, or the making of an assignment for the benefit of creditors or the consenting to any form or arrangement for the satisfaction, settlement or delay of debt or the appointment of a receiver for all or any part of its properties; or (d) any action shall be taken by the Borrower for the purpose of effecting any of the foregoing; or

(vii)  An order, judgment or decree shall be entered, or a case shall be commenced, against the Borrower, without its application, approval or consent by any court of competent jurisdiction, approving a petition or permitting the commencement of a case seeking reorganization or liquidation of the Borrower or appointing a receiver, trustee or liquidator of the Borrower, or of all or a substantial part of the assets of the Borrower, and the Borrower, by any act, indicate its approval thereof, consent thereto, or acquiescence therein, or such order, judgment, decree or case shall continue unstayed and in effect for any period of 90 consecutive days or an order for relief in connection therewith shall be entered; or

(viii)  If the Borrower shall dissolve or liquidate, or be dissolved or liquidated, or cease to legally exist, or merge or consolidate, or be merged or consolidated with or into any other corporation; or

(ix)  Any other violation of any agreement or contract between Borrower and Holder or other lenders of Borrower and such violation shall remain unremedied for fifteen (15) days after notice thereof shall have been given to the Borrower.

All payment obligations arising under this Note are subject to the express condition that at no time shall the Borrower be obligated or required to pay interest at a rate which could subject the Holder to either civil or criminal liability as a result of being in excess of the maximum rate which the Borrower is permitted by law to contract or agree to pay.  If by the terms of this Note, the Borrower is at any time required or obligated to pay interest at a rate in excess of such maximum rate, the applicable rate of interest shall be deemed to be immediately reduced to such maximum rate, and interest thus payable shall be computed at such maximum rate, and the portion of all prior interest payments in excess of such maximum rate shall be applied and shall be deemed to have been payments in reduction of principal.

No failure or delay on the part of the Holder hereof in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.  All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

This Agreement and the rights of the parties shall be construed and enforced in accordance with the laws of the Commonwealth of Massachusetts applicable to agreements executed and to be performed wholly within such state and without regard to principles of conflicts of law.

BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE AND WAIVES ANY RIGHT TO BRING A COUNTERCLAIM AGAINST THE HOLDER IN ANY ACTION TO ENFORCE THIS NOTE.  THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR HOLDER TO ACCEPT THIS NOTE.

All notices, requests or other communications required or permitted to be given under this Agreement to any party shall be in writing and shall be deemed to have been sufficiently given when delivered by personal service or sent by (i) registered mail, (ii) overnight courier services with evidence of delivery or attempted delivery, or (iii) e-mail or other means of electronic communication (provided the sender receives a machine-generated confirmation of successful transmission), to the Borrower at 10 New Bond Street, Worcester, Massachusetts 01606 or to the Holder at the address of the Holder as shown on the records of the Borrower. Either party may, by like notice, change the address or telecopy number or the person to whom notice is to be given.  Notice shall be deemed given when received or when attempted delivery is made (based on evidence of attempted delivery by the United States Postal Service or an overnight courier or a messenger service), provided that notice by telecopier shall be deemed given when receipt is acknowledged by the recipient.

This Note may be amended, and enforcement of any provision of this Note may be waived or delayed only by the written agreement of the Borrower and the Holder; provided the Borrower gives written notice of such amendment of the holders all of the other then outstanding Notes, and offers such holders the right to amend their Notes on substantially identical terms.  The term “Note” and all reference thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented.

This Note shall be binding upon the Borrower and its successors and assigns, and shall inure to the benefit of the Holder and its successors and assigns.  The Borrower may not assign any of its obligations under this Note without the consent of the Holder.

If default is made in the payment of this Note, the Borrower shall pay the Holder hereof reasonable costs of collection, including reasonable attorneys’ fees, regardless of whether the Holder commenced litigation in order to enforce its rights under this Note.

The Holder shall not have rights as a stockholder of the Borrower with respect to unconverted portions of this Note.  However, from and after the Conversion Date, the Holder will have all the rights of a shareholder of the Borrower with respect to the shares of Preferred Stock to be received by Holder after delivery by the Holder of a Conversion Notice to the Borrower regardless of whether physical certificates shall have been delivered.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by the proper and duly authorized officers as of the date and year first above written.

ThermoEnergy Corporation

By:
Cary G. Bullock
President and Chief Executive Officer

NOTICE OF CONVERSION

(To be executed by the Holder in order to convert the Note)

The undersigned hereby elects to convert $_________ of the principal and $_________ of the interest due on the Note issued by ThermoEnergy Corporation on January 4, 2011 into shares of the Series B Convertible Preferred Stock of ThermoEnergy Corporation according to the conditions set forth in such Note, as of the date written below.

Date of Conversion:__________________________________

Amount to be Converted: :____________________________________

Number of Shares To Be Delivered:_______________________________

Signature:________________________________________

Print Name and Title:____________________________________________________________

Address:______________________________________________________________________

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